SCHEDULE 14A
                                  (Rule 14a-101)

   INFORMATION REQUIRED IN PROXY STATEMENT

                   SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [  ]
Check the appropriate box:
[  ]   Preliminary Proxy Statement

 [  ] Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))

[  ]   Definitive Proxy Statement
[x]   Definitive Additional Materials
[  ]   Solicitation Material Under Rule 14a-12

                DOVER INVESTMENTS CORPORATION
              (Name of Registrant as Specified in Its Charter)

              (Name of Person(s) Filing Proxy Statement, if other
                than Registrant)
Payment of Filing Fee:
        [x]   No fee required
        [  ]   Fee computed on table below per Exchange Act Rules
               14a-6(i)(1) and 0-11.
        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed  maximum aggregate value of transaction:


        (5)  Total fee paid:


        [  ]  Fee paid previously with preliminary materials:

        [ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1.) Amount Previously Paid:

        (2.) Form, Schedule or Registration Statement no:

        (3.) Filing Party:

        (4.) Date Filed:

       U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    FORM 10-KSB/A
                               (AMENDMENT NO. 1)


(Mark One)
[x]   ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF 1934

           For the fiscal year ended December 31, 2003
                                        OR
[ ]    TRANSITION REPORT PURSUANT TO SECTION 13 OR
        15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           For the transition period from         to

              Commission File Number 1-8631

           DOVER INVESTMENTS CORPORATION
          (Name of registrant as specified in its charter)

                  DELAWARE                     94-1712121
  (State or other jurisdiction of        (I.R.S. Employer
   incorporation or organization)       Identification No.)

  100 Spear Street, Suite 520, San Francisco, California    94105
         (Address of Principal Executive Offices)              (Zip Code)

                                  (415) 777-0414
                     (Registrant's telephone number)

     Securities registered under Section 12(b) of the Exchange Act:
     Title of each class   Name of each exchange on which registered
                None                                                 None

     Securities registered under Section 12(g) of the Exchange Act:
          Class A Common Stock, $.01 par value per share
                                 (Title of class)
          Class B Common Stock, $.01 par value per share
                                 (Title of class)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes x No

Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

Indicate by check mark whether the registrant is an accelerated filer
(as defined in Exchange Act Rule 126-2). Yes   No  x

The aggregate market value of the common stock held by non-affiliates of the registrant, computed by reference to the average bid and asked prices of the Class A Common Stock and Class B
Common Stock as of March 1, 2004 was $31,957,749.

The number of shares outstanding of each of the registrant's classes of Common Stock as of March 1, 2004, were as follows:

Title                                               Shares Outstanding

Class A Common Stock ............                1,006,089
Class B Common Stock ...........                    310,961


            DOCUMENTS INCORPORATED BY REFERENCE

Certain portions of the Proxy Statement relating to the registrant's 2004 Annual Meeting of Stockholders are incorporated by reference into Part III of this Report on Form 10-KSB.

            DOVER INVESTMENTS CORPORATION
                            FORM 10-KSB/A
        FOR THE YEAR ENDED DECEMBER 31, 2003

      This Form 10-KSB/A is being filed solely to add to Item 3 disclosure regarding the status of the lawsuits relating to the Company's Marina Vista project and regarding another lawsuit, which disclosure was inadvertently omitted from the Company's Annual Report on From 10-KSB for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 19, 2004. Other than these changes to Item 3, no other changes are being made to such Form 10-KSB by means of this filing.

ITEM 3.   LEGAL PROCEEDINGS

On June 25, 2002, owners of homes sold by the Company through its venture with Westco Community Builders, Inc. ("WCB") at its Marina Vista project in San Leandro, California, which was completed in February 2000, filed a complaint against the Company in the Superior Court of California in the County of Alameda.
Also on June 25, 2002, the Marina Vista of San Leandro Owners' Association, the homeowners' association for the owners of the homes at the Marina Vista project, filed a complaint against the Company in the same court. In addition to the Company, WCB,
H. F. Properties Ltd., a former subsidiary of the Company, and Westco Marina, Inc., a former subsidiary of WCB, are named as defendants in the complaints. The complaints have been amended to name subcontractors at the Marina Vista project as additional defendants. The complaints allege, among other things, breach of contract, violation of the governing documents of the Marina
Vista homeowners' association, negligence, breach of warranty, strict liability, misrepresentation, breach of fiduciary duty and nuisance based on alleged construction defects at the Marina
Vista project. The plaintiffs are seeking damages in an unspecified amount for property damage and personal injury, attorneys' fees and expert fees and investigative costs.

      Settlement discussions among the plaintiffs and insurance carriers for the Marina Vista project are ongoing. The Company believes that a tentative settlement has been reached with respect to all claims against the Company, WCB, H. F. Properties Ltd.
and Westco Marina, Inc. The Company does not expect the litigation to have any effect on the Company's financial condition and results of operations.

      The Company has received a proposal from The Lawrence Weissberg Revocable Living Trust, the Company's majority stockholder (the "Trust"), to take the Company private in a transaction in which all stockholders of the Company (other than the Trust and others who join the Trust in taking the Company private) would receive $24.50 in cash for each share of the Company (the "Shares") that they own. A special committee of independent directors has been granted the full authority of the Board of Directors of the Company to evaluate the Trust's proposal. The special committee has engaged its own financial advisor and legal counsel in connection with the proposal, and is currently evaluating the proposal. Following the January 27, 2004 announcement of the proposal, a putative class action lawsuit was filed by a stockholder of the Company against the Company, the members of the Board of Directors and the Trust in the Delaware Court of Chancery. The complaint in this action, which purported to be brought on behalf of all of the stockholders of the Company excluding the defendants and their affiliates, generally alleges (i) breaches of fiduciary duty by the defendants, and
(ii) that the defendants, in connection with the Trust's proposal, are pursuing a course of conduct designed to eliminate the public stockholders of the Company in violation of the laws of the State of Delaware. The complaint seeks to enjoin the proposal or, in the alternative, damages in an unspecified amount and rescission in the event that the proposal is consummated.
The defendants believe that the allegations of the complaint are without merit and intend to vigorously defend themselves against this lawsuit.


ITEM 13.    EXHIBITS, FINANCIAL STATEMENTS,
                    SCHEDULES AND REPORTS ON FORM 8-K

           (a)     The exhibits listed below are filed with this report.

           31.1 Certification of President pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

           31.2  Certification of Principal Financial Officer pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002.

                                SIGNATURES

      In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


DOVER INVESTMENTS CORPORATION


Date: April 6, 2004           By:  /s/ Frederick M. Weissberg
                                                       Frederick M.  Weissberg
                                                       Chairman of the Board
                                                       and President